Fees Summary	Aug. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 912.42
Total Fee Amount	912.42
Total Transaction Valuation	5,959,661.15
Total Offset Amount	0
Net Fee	$ 0